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        John Hancock Short-Term Strategic Income Fund, March 1, 1995
             John Hancock Managed Tax-Exempt Fund, March 1, 1995
           John Hancock Special Opportunities Fund, March 1, 1995
               John Hancock International Fund, March 1, 1995
            John Hancock Sovereign Achievers Fund, March 1, 1995
         John Hancock Sovereign U.S. Government Fund, March 1, 1995
              John Hancock Special Equities Fund, March 1, 1995

                Supplement to Class A and Class B Prospectus


The "Qualifying for a Reduced Sales Charge" section under SHARE PRICE is supplemented as follows:

         Effective March 15, 1995, participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account may purchase Class A shares of the Fund without an initial sales charge but if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a contingent deferred sales charge will be imposed at the rate for Class A shares described in the prospectus.


ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege

The paragraph under this heading regarding exchanges of Class B shares into John Hancock Cash Management Fund is deleted in its entirety and replaced by:

         You may exchange Class B shares of the Fund(s) into Class B shares of John Hancock Money Market Fund at net asset value. However, you will continue to be subject to a CDSC upon redemption.


September 29, 1995

MF31S 9/95